AGREEMENT


                          Dated as of September 1, 2006

                                      Among


               LE' ELEGANT BATH, INC. - DBA, AMERICAN BATH FACTORY


                                       And

     GATEWAY VENTURE HOLDINGS LTD AND ITS WHOLLY OWNED SUBSIDIARY MARSHALL CORPORATE ADMINISTRATION INC.


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
                                     PARTIES
                                     -------

     THIS Agreement ("Agreement"), dated as of September 1, 2006 is by and among Le' Elegant Bath, Inc. - DBA, AMERICAN BATH FACTORY, a California Corporation, 13395 Estelle Street, Corona California 92879 ("ABF"), and GATEWAY DISTRIBUTORS
                                                ---
LTD, and its wholly owned subsidiary, MARSHALL CORPORATE ADMINISTRATION, INC 2555 East Washburn Road, North Las Vegas 89081, a Nevada Corporation (the "Company").
 -------

                                 R E C I T A L S
                                 ---------------

     A. The parties hereto wish to provide for the terms and conditions upon which ABF will acquire Marketing and Technology services, Regulatory Compliance, Employee Leasing, Inventory and Accounts Receivable Management and all cost associated, and day to day consulting needs (to be determined), from the Company's wholly owned subsidiary Marshall Corporate Administration.

     B. The parties hereto wish to make certain representations, warranties, covenants and agreements in connection with the purchase of these services and assumption of liabilities and also to prescribe various conditions to such transaction.

                                A G R E E M E N T
                                -----------------

     Accordingly, and in consideration of the representations, warranties, covenants, agreements and conditions herein contained, the parties hereto agree as follows:

                                    ARTICLE 1
                                    ---------

                              PURCHASE OF SERVICES
                              --------------------

1.1     Services  to  be  purchased.  Upon satisfaction of all conditions to the
        ---------------------------
obligations of the parties contained herein (other than such conditions as shall have been waived in accordance with the terms hereof), ABF shall purchase from the Company, all of the marketing and technology needed for the sale of product, including without limitation: (a) the right to use the names and all variations thereof related to the sale of the products, mall displays and material, marketing literature and programs, personnel, facilities, and equipment.

1.2     Assumption  of  Liabilities.  Upon satisfaction of all conditions to the
        ---------------------------
obligations of the parties contained herein (other than such conditions as shall have been waived in accordance with the terms hereof), shall assume liabilities and obligations regarding product quality and replacements. ABF is not assuming, and will not be obligated or liable for, any liability of MCA as it relates to the services provided. MCA will not assume and will not be obligated for any product related issues. All products related issues will be the responsibility of the


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
ABF. All information in the marketing material and correspondence will be the liability of ABF. The Company will serve as the distribution center for the marketing material.

1.3     Purchase  Price.  ABF  shall  pay  for services on an agreed to price on
        ---------------
each request for services. ABF and the Company will determine the price and a purchase order will be submitted for services. (the "Purchase Price"): An
                                                            --------------
initial order for services will be $850,000 which will be for marketing and fulfillment services utilized in the development of collateral material.

1.4     Payment.  ABF  will  make  payment per agreement and normal terms on the
        -------
$850,000 dollar order as indicated in 1.3 above. The Company will invoice for services rendered on a regular basis and payments will be due within ten days of such invoice.

                                    ARTICLE 2
                                    ---------

                    REPRESENTATIONS AND WARRANTIES OF COMPANY
                    -----------------------------------------

     The Company hereby represents and warrant to ABF as of the date hereof as follows:

2.1     Corporate  Organization.  The  Company  is  a  Nevada  corporation  duly
        -----------------------
organized, validly existing and in good standing under the laws of the state of Nevada, has full corporate power and authority to carry on its business as it is now being conducted and to own, lease and operate its properties and assets, is duly qualified or licensed to do business as a foreign corporation in good standing in every other jurisdiction in which the character or location of the properties and assets owned, leased or operated by it or the conduct of its business requires such qualification or licensing, except in such jurisdictions in which the failure to be so qualified or licensed and in good standing would not, individually or in the aggregate, have a Material Adverse Effect (as hereinafter defined) on the Company. The Company has heretofore delivered to ABF complete and correct copies of its Articles or Certificate of Organization and bylaws, as presently in effect. The Company is qualified and licensed to do business.

2.2     Intellectual  Property  Rights.  The  Company  owns  the  industrial and
        ------------------------------
intellectual property rights, including without limitation the patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, computer programs and other computer software, inventions, know-how, trade secrets, technology, proprietary processes and formulae (collectively, "Intellectual Property
                                                        ----------------------
Rights")
------

2.3     Tax  Matters.   (a)  Tax Returns.  The Company has duly and timely filed
         -----------         -----------
all tax and information reports, returns and related documents required to be filed by


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
it with respect to the income-type, sales/use-type and employment-related taxes of the United States and the states and other jurisdictions. (b) Cooperation on
                                                                  --------------
Tax  Matters.
------------

                                    ARTICLE 3
                                    ---------

                      REPRESENTATIONS AND WARRANTIES OF ABF
                      -------------------------------------

     ABF, jointly and severally, represents and warrants to the Company as of the date hereof as follows:

3.1.     Corporate  Organization.  ABF  is a corporation duly organized, validly
         -----------------------
existing and in good standing under the laws of the State of California. ABF is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of the activities conducted by it or the character of the property owned, leased or operated by it make such qualification necessary or appropriate, except for those jurisdictions where the failure to be so qualified has not and could not reasonably be expected to have a Material Adverse Effect on the ability of ABF to fulfill its obligations under this Agreement.

3.2.     Authorization.  ABF  has  full  corporate  power and authority to enter
         -------------
into this Agreement and ABF delivered documents and to carry out the transactions contemplated herein and therein. The Boards of Directors of ABF have taken all action required by law, their respective Articles of Incorporation and Bylaws or otherwise to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein. This Agreement is the valid and binding legal obligation of ABF enforceable against it in accordance with its terms.

                                    ARTICLE 4
                                    ---------

4.1     Confidentiality.  Each  of  the  parties  hereto agrees that it will not
        ---------------
use, or permit the use of, any of the information relating to any other party hereto furnished to it in connection with the transactions contemplated herein ("Information") in a manner or for a purpose detrimental to such other party or
  -----------
otherwise  than  in  connection  with  the  transaction,  and that they will not disclose, divulge, provide or make accessible, or permit the Disclosure of (collectively, "Disclose" or "Disclosure" as the case may be), any of the
                 --------        ----------
Information to any person or entity, other than their responsible directors, officers, employees, investment advisors, accountants, counsel and other authorized representatives and agents, except as may be required by judicial or administrative process or, in the opinion of such party's regular counsel, by other requirements of Law; provided, however, that prior to any Disclosure of
                              --------  -------
any Information permitted hereunder, the disclosing party shall first obtain the recipients' undertaking to comply with the provisions of this subsection with respect to such information. The term "Information" as used herein shall not
                                           -----------
include any information relating to a party which the party disclosing such information can show: (a) to have


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
been in its possession prior to its receipt from another party hereto; (b) to be now or to later become generally available to the public through no fault of the disclosing party; (c) to have been available to the public at the time of its receipt by the disclosing party; (d) to have been received separately by the disclosing party in an unrestricted manner from a person entitled to disclose such information; or (e) to have been developed independently by the disclosing party without regard to any information received in connection with this transaction. Each party hereto also agrees to promptly return to the party from who originally received all original and duplicate copies of written materials containing Information should the transactions contemplated herein not occur. A party hereto shall be deemed to have satisfied its obligations to hold the Information confidential if it exercises the same care as it takes with respect to its own similar information.

4.2     Public  Announcements.  None of the parties hereto shall make any public
        ---------------------
announcement with respect to the transactions contemplated herein without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed; provided, however, that any of the parties
                                      --------  -------
hereto may at any time make any announcements which are deemed by its counsel to be required by applicable Law so long as the party so required to make an announcement promptly upon learning of such requirement notifies the other parties of such requirement and discusses with the other parties in good faith the exact proposed wording of any such announcement.

                                    ARTICLE 5
                                    ---------

                           TERMINATION AND ABANDONMENT
                           ---------------------------

5.1     Methods  of  Termination.  This  Agreement  may  be  terminated  and the
        ------------------------
transactions contemplated herein may be abandoned at any time notwithstanding approval thereof by the Company, but not later than the Closing:

5.2     Governing Law.  This Agreement and the legal relations among the parties
        -------------
hereto shall be governed by and construed in accordance with the internal substantive laws of the State of Nevada (without regard to the laws of conflict that might otherwise apply) as to all matters, including without limitation matters of validity, construction, effect, performance and remedies.

5.3     Arbitration.  Any  controversy  or  claim  arising out of or relating to
        -----------
this Agreement, or the making, performance or interpretation thereof, including without limitation alleged fraudulent inducement thereof, shall be settled by binding arbitration in Las Vegas, Nevada by a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon any arbitration award may be entered in any court having jurisdiction thereof and the parties consent to the jurisdiction of the courts of the State of Nevada for this purpose.


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
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Marshall Corporate Administration

By:                                        Date:
  -------------------------------------         ------------
     Jamie  Plante
     President,  CFO


Le' Elegant Bath, Inc. - DBA, American Bath Factory By:


By:                                        Date:
  -------------------------------------         ------------
     Richard R. Wheeler

     President


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